Exhibit (q)
CERTIFICATE

The undersigned, President of Hillman Capital Management Investment Trust, hereby certifies that the following resolution was adopted by a majority of the Board of Trustees at a meeting held on December 11, 2019, and is in full force and effect:
KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Hillman Capital Management Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney of the Trust to execute in name, place and stead of the Trust and on behalf of the Trust any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

Dated: December 11, 2019

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST
U /s/ Mark A. Hillman
Mark A. Hillman President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Hillman Capital Management Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney of the Trust to execute in name, place and stead of the Trust and on behalf of the Trust any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 2019.

U /s/ Mark A. Hillman
Mark A. Hillman Interested Trustee and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Hillman Capital Management Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney of the Trust to execute in name, place and stead of the Trust and on behalf of the Trust any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 2019.

/s/ James H. Speed, Jr.
James H. Speed, Jr. Chairman and Independent Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Hillman Capital Management Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney of the Trust to execute in name, place and stead of the Trust and on behalf of the Trust any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 2019.

/s/ Theo H. Pitt, Jr.
Theo H. Pitt, Jr. Independent Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Hillman Capital Management Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney of the Trust to execute in name, place and stead of the Trust and on behalf of the Trust any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 2019.

/s/ Frank Watson, III
C. Frank Watson III Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Hillman Capital Management Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney of the Trust to execute in name, place and stead of the Trust and on behalf of the Trust any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of December, 2019.

/s/ Ashley H. Lanham
Ashley H. Lanham Assistant Secretary and Assistant Treasurer